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                                                                   EXHIBIT 10.18

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of June 1, 2000 is entered into between Aspen Technology, Inc., a Delaware corporation ("Aspen"), and David Gamboa, Gordon Hartogensis and William Miller (collectively, the "Petrolsoft Stockholders").

     A. Aspen, P-CAT Acquisition Corporation, Petrolsoft Corporation ("Petrolsoft") and the Petrolsoft Stockholders are entering into an Agreement and Plan of Merger dated as of June 1, 2000 (the "Merger Agreement").

     B. Aspen and the Petrolsoft Stockholders desire to provide for certain arrangements with respect to the registration of shares of common stock of Aspen under the Securities Act of 1933.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to
Section 5.2(h) of the Merger Agreement, the parties hereto agree as follows:

         1. Certain Definitions

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" means the common stock, $.10 par value per share, of Aspen.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a).

         "Other Holders" shall have the meaning set forth in Section 2.1(c).

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registration Statement" means a registration statement filed by Aspen with the Commission for a public offering and sale of securities of Aspen (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Registration Expenses" means the expenses described in Section 2.4.

         "Registrable Shares" means, with respect to a Stockholder, (a) the shares of Common Stock issued to such Stockholder pursuant to the Merger Agreement (including shares initially deposited in escrow pursuant to the terms of the Merger Agreement and subsequently delivered to such Stockholder), (b) any other securities issued by Aspen in exchange for any of such shares of Common Stock (but, with respect to any particular Registrable Share, only so long as it continues to be a
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     Registrable Share) and (c) any shares of Common Stock issued as a dividend or distribution on account of Registrable Shares or resulting from a subdivision of outstanding Registrable Shares into a greater number of shares (by reclassification, stock split or otherwise); provided that a security that was at one time a Registrable Share shall cease to be a Registrable Share when (i) it has been effectively registered and sold pursuant to a Registration Statement or (ii) it has been transferred and is no longer held of record by a Stockholder.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

         "Stockholders" means the Petrolsoft Stockholders and any other persons or entities constituting Stockholders pursuant to Section 3.

2.       Registration Rights

         2.1. Demand Registrations

                  (a) Request for Registration. On one or two occasions after September 15, 2000 (or after such earlier date as Aspen shall file its Annual Report on Form 10-K for the fiscal year ended June 30, 2000 with the Commission), a Stockholder or Stockholders holding a majority of the then-existing Registrable Shares ("Initiating Holders") may, by written request, require that Aspen register a portion of their Registrable Shares (subject to Section 2.1(b)) pursuant to a shelf Registration Statement on Form S-3 (a "Demand Registration"). Upon receipt of such a written request for a Demand Registration, Aspen shall promptly provide written notice of the proposed registration (the "Notice") to each remaining Stockholder. Each such remaining Stockholder may elect to have a portion of such Stockholder's Registrable Shares (subject to Section 2.1(b)) included in such Demand Registration by providing notice to Aspen within ten business days after delivery of Aspen's Notice. Thereupon, Aspen shall, as expeditiously as possible, use its best efforts to effect the Demand Registration of all Registrable Shares which Aspen has been requested to so register. For purposes of the first sentence of this Section 2.1(a), Aspen shall use reasonable commercial efforts to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2000 with the Commission as promptly as practicable after August 31, 2000.

                  (b) Share Limitation. In each Demand Registration, each Petrolsoft Stockholder, together with any other Stockholders holding Registrable Shares originally issued to such Petrolsoft Stockholder (a "Transferee"), may request registration of up to 220,092 Registrable Shares. If a Petrolsoft Stockholder and his Transferees have notified Aspen that they collectively wish to have more than 220,092 Registrable Shares registered pursuant to a Demand Registration, the 220,092 Registrable Shares shall be allocated among the Petrolsoft Stockholder and his Transferees in proportion (as nearly as practicable) to the respective numbers of Registrable Shares held by them at the time Aspen delivered the Notice for such Demand Registration.

                  (c) Demand Registrations. Aspen shall not be required to effect more than two Demand Registrations pursuant to Section 2.1(a). In addition, Aspen shall not be required to effect the second Demand Registration prior to nine months after the termination of the initial Demand Registration. For purposes of this Section 2.1(c), a Registration Statement shall only be counted as a Demand Registration when it has been declared effective by the Commission (unless Initiating Holders withdraw their request for such registration (other than as a result of information concerning the


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         business or financial condition of Aspen which is made known to the
         Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to
         Section 2.4).

                  (d) Deferral of Demand Registration. If at the time of a Demand Registration pursuant to Section 2.1(a),

                  (i) Aspen is engaged or has plans to engage in a registered public offering or any other activity that, in the good faith determination of Aspen's Board of Directors, would be adversely affected by the requested Demand Registration, and

                  (ii) Aspen's Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such offering or other activity, (A) it would be detrimental to Aspen (other than as relating solely to the price of the Common Stock) to file the Demand Registration at such time and (B) it is in the best interests of Aspen to defer proceeding with the Demand Registration at such time, then Aspen may direct that the filing of the Demand Registration be delayed for a period not to exceed (x) 120 days from the date of such request or
     (y) the period during which (in the good faith determination of Aspen's Board of Directors) filing the Demand Registration would be detrimental to Aspen, whichever occurs first. This right to delay filing a Demand Registration may not be exercised by Aspen more than once in any 12-month period.

                  (e) Suspension of Demand Registration. Aspen shall maintain the effectiveness of any Demand Registration for a period of up to 90 days after the same has been first declared effective by the Commission, provided that Aspen may, by written notice to the Selling Stockholders, suspend or withdraw any such registration statement and require that the Selling Stockholders immediately cease the sale of shares of Aspen pursuant thereto if: (i) Aspen is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that Aspen desires to keep confidential for business reasons, and Aspen determines in good faith that the public disclosure requirements imposed on Aspen pursuant to such registration statement would require disclosure of such activity or transaction;
         (ii) Aspen files a Registration Statement (other than a Registration Statement on Form S-4 or Form S-8, or any successor form) with the Commission for the purpose of registering under the Securities Act, any securities to be publicly offered and sold by Aspen; or (iii) Aspen fails to satisfy the requirements for use of Form S-3, as set forth in the general instructions to Form S-3. Upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by Aspen that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

         2.2. Piggyback Registration

                  (a) Request for Inclusion and Best Efforts. If Aspen determines to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) (a "Piggyback Registration"), then Aspen shall promptly, prior to such filing, provide written notice to all Stockholders of its intention to do so, provided that no such notice is required to be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after Aspen provides such notice (which request shall state the intended method of disposition of such Registrable Shares), Aspen shall use its best efforts to cause all Registrable


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         Shares which Aspen has been requested by such Stockholder or
         Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders, provided that Aspen shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

                  (b) Underwriting. If the Piggyback Registration relates to an underwritten public offering, then Aspen shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth in this Agreement. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by Aspen. Notwithstanding any other provision of this Section 2.2, if the managing underwriters determine that the inclusion of all shares requested to be registered would adversely affect the offering, then Aspen may limit the number of Registrable Shares to be included in the Piggyback Registration and shall so advise all holders of Registrable Shares requesting registration. The number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner:

                  (i) The securities of Aspen held by holders other than Stockholders and other holders of securities of Aspen who are entitled, by contract with Aspen, to have their securities included in such registration (each an "Other Holder") shall be excluded from such Piggyback Registration to the extent deemed advisable by the managing underwriters, and, if a further limitation on the number of shares is required, then the number of shares that may be included in such Piggyback Registration shall be allocated pro rata (on an as-converted basis) among all Stockholders and Other Holders requesting registration in accordance with the respective number of shares of Common Stock held when Aspen provides notice as specified in
                           Section 2.2(a).

                  (ii) If any Stockholder or Other Holder is entitled to include more securities than such Stockholder or Other Holder requested to be registered, then the excess securities shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding clause (i).

     If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to Aspen, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Rule 144(k). Notwithstanding the foregoing, Aspen shall not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act.

         2.3. Registration Procedures

                  (a) General. If and whenever Aspen is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, Aspen shall:


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                     (i)    prepare and file with the Commission a Registration
                            Statement on an appropriate form as soon as practicable, and cause such Registration Statement to be declared effective by the Commission at the earliest practicable date;

                     (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 90 days from the effective date or such lesser period until all such Registrable Shares are sold;

                     (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                     (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder, provided that Aspen shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                     (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated or inter-dealer quotation system on which similar securities issued by Aspen are then listed;

                     (vi) promptly provide a transfer agent and registrar for all such Registrable Shares no later than the effective date of such registration statement;

                     (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of Aspen and cause Aspen's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                     (viii) notify each Selling Stockholder at any time when a
                            Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading or incomplete in light of the circumstances then existing, and promptly amend the Registration Statement


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                            and/or related Prospectus to correct such untrue
                            statement or to include the omitted information;

                     (ix) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                     (x) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                (b) Prospective Amendments. If Aspen has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, Aspen shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to Aspen. Aspen shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

         2.4. Allocation of Expenses. Aspen will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a Demand Registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of Aspen which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1(a), then the Initiating Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in the Demand Registration. For purposes of this Section, the term "Registration Expenses" shall mean all reasonable expenses incurred in effecting any registration pursuant to this Agreement, including all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for Aspen and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any regular or special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

         2.5.   Indemnification and Contribution.

                (a) Indemnification by Aspen. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Aspen will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, with respect to each registration, qualification or compliance effected pursuant to this Section 2, against any losses, claims, damages, liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, incident to


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     any such registration, qualification or compliance, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or any violation by Aspen of the Securities Act or Exchange Act or any rule or regulation thereunder applicable to Aspen and relating to action or inaction required by Aspen in connection with any such registration, qualification or compliance; and Aspen will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Aspen will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to Aspen, by or on behalf of such Selling Stockholder, underwriter or controlling person and stated to be specifically for use in the preparation thereof.

                (b) Indemnification by Selling Stockholders. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless Aspen, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Aspen or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which Aspen, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to Aspen by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                (c) Indemnification Procedures. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified


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     Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of Aspen on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of Aspen and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied (or required to be supplied) by Aspen or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Aspen and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) Aspen shall be liable and responsible for any amount in excess of such proceeds; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         2.6. Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, Aspen agrees to: (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of Aspen and customary covenants and agreements to be performed by Aspen, including without limitation customary provisions with respect to indemnification by Aspen of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue a customary "cold comfort letter" to the underwriters with respect to the Registration Statement.


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         2.7. Information by Holder. Each Stockholder included in any registration shall furnish to Aspen such information regarding such Stockholder and the distribution proposed by such Stockholder as Aspen may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         2.8. "Stand-Off" Agreement; Confidentiality of Notices. Each Stockholder, if requested by Aspen and the managing underwriters of an underwritten public offering by Aspen of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of Aspen held by such Stockholder for a period of 180 days following the effective date of a Registration Statement. Aspen may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period. Any Stockholder receiving any written notice from Aspen regarding Aspen's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise his rights under this Agreement.

         2.9.   Rule 144 Requirements.  Aspen agrees to:

                (a) make and keep current public information about Aspen
                    available, as those terms are understood and defined in Rule 144;

                (b) use its best efforts to prepare and file with the Commission in a timely manner all reports and other documents required of Aspen under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                (c) promptly furnish to any holder of Registrable Shares upon request (A) a written statement by Aspen as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
                    (B) a copy of the most recent annual or quarterly report of Aspen, and (C) such other reports and documents of Aspen as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         2.10. Sections 2.1 and 2.2 Termination. All of Aspen's obligations to register Registrable Shares under Sections 2.1 and 2.2 shall terminate on June 1, 2002. In addition, all of the rights granted to a Stockholder under Sections
2.1 and 2.2 shall terminate as of any earlier date on which all of the Registrable Shares of such Stockholder may be sold within a three-month period pursuant to Rule 144.

     3.  Transfers of Rights

         This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to any person or entity to which at least 25,000 Shares are transferred by such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to Aspen and agrees in writing to be bound hereby.

     4.  General

         4.1. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns pursuant to Section 3.

         4.2. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or among the parties hereto, written or oral, with respect to the subject matter hereof.

         4.3. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns pursuant to Section 3.

         4.4. Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

         4.5. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         4.6. Notices. All notices, instructions, demands, claims, requests and other communications given hereunder or in connection herewith shall be in writing. Any such communication shall be sent either (a) by registered or certified mail, return receipt requested, postage prepaid, or (b) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such communication shall be deemed to have been delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

        To Aspen:                           Aspen Technology, Inc.
                                            Ten Canal Park
                                            Cambridge, Massachusetts  02141
                                            Facsimile:  617.577.0722
                                            Attention:  Chief Executive Officer

             With a copy to:                Hale and Dorr LLP
                                            60 State Street
                                            Boston, Massachusetts  02109
                                            Facsimile:  617.526.5000
                                            Attention: Mark L. Johnson

        To any Petrolsoft Stockholders,
             to his attention in care of:   Petrolsoft Corporation
                                            12730 High Bluff Drive
                                            San Diego, California  92130
                                            Facsimile:  858.259.9725
                                            Attention:  Chief Executive Officer

             With a copy to:                Brobeck, Phleger & Harrison LLP
                                            12390 El Camino Real
                                            San Diego, California 92130
                                            Facsimile:  858.720.2550
                                            Attention:  Eddie Rodriguez

        To any other Stockholder:           At such Stockholder's address of
                                            record in the stock transfer records
                                            of Aspen

Any party hereto may give any notice, instruction, demand, claim, request or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such communication shall be deemed to have been duly given unless and until it actually is received by the party for which it is intended. Any party hereto may change the address to which notices, instructions, demands, claims, requests and other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 4.6.

         4.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

         4.8. Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Aspen and the holders of at least a majority of the Registrable Shares held by all of the Stockholders. Any such amendment, termination or waiver effected in accordance with this Section 4.8 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         4.9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

         4.10.  Construction.

                (a) The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

                (b) The term "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

                (c) References herein to "Sections" shall be deemed to be to sections of this Agreement, unless otherwise specified.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of June 1, 2000.

                                   ASPEN TECHNOLOGY, INC.


                                   By:      /s/ David Mushin
                                        Title:  Executive Vice President

                                   STOCKHOLDERS:


                                            /s/ David Gamboa
                                   ---------------------------------------------
                                   DAVID GAMBOA, as Trustee of the Gamboa Family Trust dated August 5, 1996


                                            /s/ Gordon Hartogensis
                                   ---------------------------------------------
                                   GORDON HARTOGENSIS


                                            /s/ William Miller
                                   ---------------------------------------------
                                   WILLIAM MILLER